UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Blvd, Suite 550

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01	Regulation FD Disclosure

On November 16, 2017, Sucampo Pharmaceuticals, Inc. (“Company”) will make a presentation at its 2017 R&D Day in New York, NY, as well as during one-on-one meetings with analysts and investors. All meetings will include written communication comprised of slides. The slides from the presentation are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the presentation furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Presentation entitled “Sucampo 2017 R&D Day”, dated November 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: November 16, 2017	By:	/s/ Alex Driggs
Name: Alex Driggs Title: General Counsel & Corporate Secretary